POWELL INDUSTRIES, INC.
8550 Mosley Drive
Houston, Texas 77075

_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held March 5, 2004

To the Stockholders of Powell Industries, Inc.:

        Notice is hereby given that the Annual Meeting of the Stockholders of Powell Industries, Inc., a Nevada corporation (the “Company”), will be held at the offices of the Company at 8550 Mosley Drive, in Houston, Texas on Friday, March 5, 2004 at 11:00 a.m. Houston time, for the following purposes:

1.	To elect two (2) members of the Company’s Board of Directors, with terms to expire in 2007; and

2.	To approve a proposal to change the state of incorporation of the Company from Nevada to Delaware by merging the Company into a wholly owned subsidiary of the Company that is incorporated under the laws of Delaware (referred to in the accompanying proxy statement as the Reincorporation Proposal); and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

        The proposed reincorporation of the Company would result in certain changes to the Company’s articles of incorporation and bylaws, as more fully described in the accompanying proxy statement. The stock transfer books will not be closed. Stockholders of record as of the close of business on January 9, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, notwithstanding any transfer of stock on the books of the Company after such record date.

        You are cordially invited to attend the meeting in person. YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

By Order of the Board of Directors /s/ THOMAS W. POWELL Thomas W. Powell Chairman and Chief Executive Officer

Houston, Texas
January 15, 2004

POWELL INDUSTRIES, INC.
8550 Mosley Drive
Houston, Texas 77075
_________________

PROXY STATEMENT
January 15, 2004
_________________

Annual Meeting of Stockholders
March 5, 2004
_________________

SOLICITATION AND VOTING RIGHTS

        The accompanying proxy is solicited by the Board of Directors of Powell Industries, Inc., a Nevada corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on Friday, March 5, 2004 at 11:00 a.m., Houston time, at the offices of the Company at 8550 Mosley Drive, in Houston, Texas, or at any adjournment thereof.

        This Proxy Statement and proxy and the accompanying Notice of Annual Meeting, Annual Report to Stockholders and Form 10-K for the year ended October 31, 2003, including consolidated financial statements, will be mailed to stockholders on or about January 22, 2004. The cost of soliciting proxies in the enclosed form will be borne by the Company. The Board of Directors of the Company has fixed January 9, 2004, as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. As of January 9, 2004, there were 10,653,946 shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), outstanding. Each holder of Common Stock will be entitled to one vote for each share owned, except as noted below.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the meeting. The holders of shares represented by proxies reflecting abstentions or “broker non-votes” are considered present at the meeting and count toward a quorum. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. When brokers complete proxy forms, they generally vote on those matters as to which they are entitled to vote. On those matters as to which brokers are not entitled to vote without instructions from their customers and have not received such instructions, brokers generally indicate on their proxies that they lack voting authority as to those matters. As to those matters, such indications are called “broker non-votes.”

        The persons receiving the greatest number of votes cast at the meeting to fill the directorships with terms to expire in 2007 will be elected as directors of the Company, class of 2007. Thus, abstentions and broker non-votes will have no effect on the election of directors.

        The approval of the Reincorporation Proposal requires the vote of a majority of the total voting power represented by outstanding shares of the Common Stock. Broker non-votes, which will be counted for purposes of determining a quorum, and abstentions, will have the effect of votes against the Reincorporation Proposal.

        Regarding other matters, the vote of a majority of the voting power present, in person or by proxy, and entitled to vote on the matters, at a meeting at which a quorum is present, is the act of the stockholders. Accordingly, abstentions will have the effect of negative votes with respect to any such other matters. Broker non-votes will have the effect of negative votes as to any such other matters as to which the broker is entitled to vote, and no effect on those matters as to which the broker is not entitled to vote.

        The shares represented by each valid proxy received by the Company on the form solicited by the Board of Directors will be voted in accordance with instructions specified on the proxy. Under Nevada law, a stockholder giving a duly executed proxy may revoke it before it is exercised only by filing with or transmitting to the Secretary of the Company an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The terms of two directors expire in 2004 under the bylaws of the Company. The terms of the remaining directors continue after the Annual Meeting. The Nominating Committee has nominated Joseph L. Becherer and Thomas W. Powell for election as directors with terms to expire in 2007. Mr. Becherer and Mr. Powell currently serve as directors of the Company with terms expiring in 2004. Although the Board of Directors does not contemplate that any nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment for a substitute nominee.

PROPOSAL NO. 2
APPROVAL OF REINCORPORATION

General

        The Board of Directors has unanimously approved the reincorporation of the Company in Delaware. Through the reincorporation, the state of incorporation of Powell Industries, Inc. would be changed from Nevada to Delaware. To accomplish the reincorporation, the Board of Directors has unanimously adopted an Agreement and Plan of Merger. The Agreement and Plan of Merger provides for the merger of the Company into Powell Industries (Delaware), Inc., a wholly owned subsidiary of the Company that has recently been formed pursuant to the Delaware General Corporation Law for this purpose. The name of the Company after the merger will remain “Powell Industries, Inc.” To maintain clarity in discussing the Reincorporation Proposal, the Company before the merger is sometimes referred to as “Powell Nevada” and the Company after the merger is sometimes referred to as “Powell Delaware.”

        The Company’s corporate affairs are presently governed by the corporate law of Nevada, the Company’s state of incorporation, the Powell Nevada Articles of Incorporation and the Powell Nevada bylaws. These documents are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Powell Industries, Inc., 8550 Mosley Drive, Houston, Texas 77075, Attention: Don R. Madison, Chief Financial Officer. If the Reincorporation Proposal is approved by the stockholders and the merger effected, the Company will be governed by Delaware law and the certificate of incorporation and bylaws of Powell Delaware. A discussion of the material similarities and differences in the rights of stockholders of the Company before and after the merger appears below.

        The proposed reincorporation will not effect any change in the business or management of the Company and will not change the name or the location of the principal executive offices of the Company. At the effective time of the reincorporation, the same individuals who serve as the directors and officers of Powell Nevada will become the officers and directors of Powell Delaware. All employee benefit and stock option plans of Powell Nevada will become Powell Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Powell Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Reincorporation Proposal will also constitute approval of these plans continuing as Powell Delaware plans. Other employee benefit arrangements of Powell Nevada will also be continued by Powell Delaware upon the terms and subject to the conditions currently in effect. The Company believes that the Reincorporation Proposal will not affect any of its material contracts with any third parties and that Powell Nevada’s rights and obligations under such material contractual arrangements will continue as rights and obligations of Powell Delaware.

        The Common Stock is listed on the NASDAQ National Market and will continue to be listed on the NASDAQ National Market after the reincorporation. Following the merger, each share of common stock of Powell Nevada will be automatically converted into one share of common stock of Powell Delaware. Furthermore, each share of Powell Delaware common stock will have the identical rights and restrictions as a corresponding share of Powell Nevada common stock. Powell Nevada stock certificates will be deemed automatically to represent an equal number of shares of Powell Delaware common stock. Following the reincorporation, previously outstanding Powell Nevada stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of Powell Delaware stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Powell Delaware.

        If, as described in the Agreement and Plan of Merger, the Board of Directors determines that circumstances have arisen that make it inadvisable to proceed with the Reincorporation Proposal under the original terms of the Merger Agreement, the merger (and thus the proposed reincorporation) may be abandoned or the Merger Agreement may be amended by the Board of Directors either before or after stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Agreement and Plan of Merger, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively, and by the applicable provisions of Nevada corporate law and Delaware corporate law.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REINCORPORATION PROPOSAL. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THIS PROPOSAL.

Reasons for the Reincorporation Proposal

        For many years Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. The Board of Directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

Comparison of Charter Documentation

        The following discussion summarizes the significant differences between the certificate of incorporation and bylaws of Powell Delaware and the articles of incorporation and bylaws of Powell Nevada. If the Reincorporation Proposal is approved and the merger accomplished, the stockholders of the Company will become subject to the certificate of incorporation and bylaws of Powell Delaware. The certificate of incorporation of Powell Delaware is similar in all material respects to the articles of incorporation of Powell Nevada, and the authorized capitalization of the Company remains at 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. No shares of preferred stock are currently outstanding.

        While the Powell Nevada bylaws did not establish procedures for stockholder proposals or nominations, the Powell Delaware bylaws set forth specific procedures to be followed for a proposal or nomination by a stockholder to be considered at the annual meeting of stockholders. These procedures require that the Company be notified of the stockholder proposal or nomination not less than 90 nor more than 150 days before the anniversary date of the annual meeting of stockholders for the immediately preceding year. The Powell Delaware bylaws provide for seven directors, while the Powell Nevada bylaws provided for nine; the Powell Delaware bylaws provide further that by resolution of the Board of Directors the number of directors may be increased to no more than fifteen or decreased to no fewer than three. Because Powell Delaware will have three classes of directors, as does Powell Nevada, Delaware law requires, unless otherwise stated in the certificate of incorporation, that a director may only be removed for cause. The Powell Delaware certificate of incorporation does not state otherwise, and the Powell Delaware bylaws provide that a director may only be removed for cause. The Powell Delaware bylaws also add the position of chief operating officer to the officers of the Company to provide additional flexibility and clarity to the management structure of the Company.

Comparison of Delaware and Nevada Corporate Laws

        The following discussion briefly summarizes the significant differences between the corporate laws of Delaware and the corporate laws of Nevada and does not purport to be a complete statement of such laws. If the Reincorporation Proposal is approved and the merger accomplished, the Company will be governed by Delaware law.

     Fiduciary Duties of Directors

        Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.

        With respect to fiduciary duties, Nevada corporate law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

        A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, by a committee of the board of directors or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation’s directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee’s designated authority. A director of a Nevada corporation is not considered to be acting in good faith if the director has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

        Delaware corporate law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. Nevada corporate law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

        Under Delaware corporate law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, if a preponderance of the evidence shows that the directors’ decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and that measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada corporate law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada corporate law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders’ right to vote for or remove directors.

     Anti-Takeover Laws

        Section 203 of the Delaware General Corporation Law contains certain “anti-takeover” provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Powell Delaware has not elected to opt out of the provisions of Section 203. Section 203 prohibits a corporation from engaging in any “business combination” with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

o	the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

o	after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

o	at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.

        Nevada corporate law contains certain “anti-takeover” provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Powell Nevada did not elect to opt out of any of these provisions. Nevada corporate law prohibits a corporation from engaging in any “business combination” with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

        Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation’s articles of incorporation, and:

o	is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder’s date of acquiring shares; or

o	the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

        In addition, the Nevada corporate law suspends the voting rights of the “control shares” of a stockholder that acquires 20% or more of a corporation’s shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the “disinterested” stockholders of the company vote to restore the voting power of the acquiring stockholder.

        If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder’s shares. Within 20 days of the vote according the shares of the acquiring person voting rights, the corporation is required to send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within 20 days of receipt of such notice, a stockholder seeking payment must demand payment for such stockholder’s shares. The corporation must comply within 30 days.

     Dividend Rights and Repurchase of Shares

        Under Delaware corporate law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware corporate law applies different tests to the payment of dividends and the repurchase of shares. Delaware corporate law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

        Under Nevada corporate law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

o	the corporation would be unable to pay its debts as they become due in the usual course of business; or

o	the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

The board of directors of a Nevada corporation may base the above determination on financial statements prepared on the basis of accounting principals, fair valuation, including without limitation unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

     Number and Election of Directors

        There are no material differences in the number and election of directors between Delaware and Nevada corporate law.

     Liability of Directors and Officers

        Delaware corporate law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

o	a breach of the duty of loyalty to the corporation or its stockholders;

o	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

o	a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or

o	any transaction from which the director derived an improper personal benefit.

The Powell Delaware Certificate of Incorporation and Bylaws each include provisions that limit the liability of directors of Powell Delaware to the maximum extent permitted by law.

        Nevada corporate law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of Nevada, and there is no restriction on a corporation’s ability to limit the personal liability of a director or officer to the corporation. Under Nevada corporate law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proved that:

o	his act or failure to act constituted a breach of his fiduciary duties; and

o	his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

Powell Nevada’s Articles of Incorporation provide that Powell Nevada’s directors and officers will not be personally liable for monetary damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of unlawful dividends.

     Indemnification of Directors and Officers

        Both Delaware and Nevada, in substantially similar manner, permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

     Annual Meetings

        Under Delaware corporate law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

        Under Nevada corporate law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

     Adjournment of Stockholder Meetings

        Under Delaware corporate law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

        Under Nevada corporate law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

     Amendments to Bylaws

        Under Delaware corporate law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. The Powell Delaware Certificate of Incorporation provides that the directors have the power to adopt, amend or repeal the Powell Delaware bylaws.

        Nevada corporate law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada corporate law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation if the stockholders do not. Stockholders nevertheless retain the right to adopt bylaws superseding those adopted by the board of directors. The Powell Nevada bylaws provide that both the stockholders and the Board of Directors may adopt, amend or repeal bylaws, unless the stockholders in adopting, amending or repealing a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw.

     Interested Director Transactions

        Under Delaware corporate law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware corporate law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

        Nevada corporate law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under Nevada corporate law, a contract or transaction may not voided solely because:

o	the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

o	an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

o	the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Contracts or transactions such as those described above are permissible if:

o	the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approve or ratify the contract or transaction in good faith by a vote without counting the vote of the interested director; or

o	the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

o	the fact that the contract or transaction will prove to be in the interested director’s financial interest is unknown to the interested director at the time it is brought before the board of directors; or

o	the contract or transaction is fair as to the corporation at the time it is authorized or approved.

     Removal of Directors

        Under Delaware corporate law, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors. If the corporation has a classified board, directors may only be removed without cause if the certificate of incorporation so provides. The Powell Delaware certificate of incorporation does not provide for removal of directors without cause, and the Powell Delaware bylaws provide that a director may be removed only for cause by the holders of a majority of the shares then entitled to vote at an election of directors.

        A director of a Nevada corporation or the entire board of directors may be removed with or without cause during their term of office only by a vote of two-thirds of the voting power of the then outstanding shares entitled to vote in an election of directors. The Powell Nevada bylaws provide that directors may be removed in the manner specified under Nevada corporate law.

     Stockholders’ Rights to Examine Books and Records

        Delaware corporate law provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation’s books and records for a proper purpose reasonably related to such person’s interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.

        Nevada corporate law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders’ list, articles or bylaws, if the stockholder gives at least five business days’ prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders’ lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation’s outstanding shares the right, upon at least five days’ written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

     Duration of Proxies

        Under Delaware corporate law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada corporate law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

     Differences in Franchise Taxes

        Nevada does not have a corporate franchise tax, and the Company will not pay annual franchise taxes to Nevada for the fiscal year ended October 31, 2002. After the merger contemplated by the Reincorporation Proposal is accomplished, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax. Powell Delaware would mostly likely pay under the asset value method, which is based on the amount of total gross assets of the corporation. Under this method, Powell Delaware would have owed approximately $17,000 in franchise taxes for 2003, if it had been incorporated in Delaware for the entire year. For actual 2004, the Company will pay a pro rata share of Delaware franchise taxes if the Reincorporation Proposal is approved, based upon the date upon which the merger is completed.

Certain Federal Income Tax Considerations

        The following description of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (Code), and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This discussion should not be considered tax or investment advice. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax considerations should consult their own tax advisers.

        The reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by the Company or the stockholders as a result of the exchange of shares of Common Stock for shares of Powell Delaware common stock upon consummation of the transaction. The conversion of each share of the Common Stock into one share of Powell Delaware common stock will be a tax — free transaction, and the holding period and tax basis of Common Stock will be carried over to the Powell Delaware common stock received in exchange therefor.

Securities Act Considerations

        After the merger contemplated by the Reincorporation Proposal is accomplished, Powell Delaware will be a publicly held company, Powell Delaware common stock will be listed for trading on the NASDAQ National Market System, and Powell Delaware will file periodic reports and other documents with the Securities and Exchange Commission and provide to stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Common Stock is freely tradable before the reincorporation will have freely tradable shares of Powell Delaware common stock. Stockholders holding restricted Common Stock will have shares of Powell Delaware common stock that are subject to the same restrictions on transfer as those to which there present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Powell Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of Powell Delaware common stock on the date they acquired their shares of Common Stock. In summary, Powell Delaware and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation as they were before the reincorporation.

Dissenters’ Rights of Appraisal

        Nevada corporate law generally provides that stockholders may have dissenters’ rights in connection with a plan of merger in which the approval of the corporation’s stockholders is required. Nevada corporate law provides, however, that there is no right of dissent with respect to a plan of merger, such as the Agreement and Plan of Merger, in favor in holders of any class or series which, at the record date for the stockholders’ meeting to approve the plan of merger, were either (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers or (ii) held by at least 2,000 stockholders of record. The Common Stock is listed for trading on the National Market System of the National Association of Securities Dealers, and the Company qualifies for the exemption for dissenters’ rights pursuant to Section 92A.300 of the Nevada General Corporation Law. Accordingly, stockholders will not have dissenters’ rights in connection with the Reincorporation Proposal.

COMMON STOCK OWNED BY
PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth as of January 9, 2004 (except as otherwise noted below), the number of shares of Common Stock owned by each person who is known by the Company to own beneficially more than five percent (5%) of the Company’s outstanding Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Thomas W. Powell PO Box 12818 Houston, Texas 77217	3,029,756 (1)	28.4%
Bonnie L. Powell PO Box 112 Warda, Texas 78960	728,469 (2)	6.8%
Royce & Associates, L.L.C 1414 Avenue of the Americas, 9th Floor New York, New York 10019	1,311,800 (3)	12.3%
Wellington Trust Company, NA 75 State Street Boston, Massachusetts 02109	681,400 (4)	6.4%
Nationwide Trust Company, FSB Trustee of the Powell Industries, Inc. Employee Stock Ownership Trust PO Box 1412 Austin, Texas 78767 ____________________	634,629 (5)	6.0%
(1)	Mr. Powell has sole voting power and sole investment power with respect to 2,727,502 of such shares, of which 573,650 are held directly, 78,720 are held by Mr. Powell’s IRA, 1,990,292 are held by TWP Holdings, Ltd., a partnership controlled by Mr. Powell and 84,840 are shares subject to stock options which are currently exercisable by Mr. Powell. Also includes 285,360 shares held by the Thomas Walker Powell Trust, of which Mr. Powell is a co-trustee and shares voting and investment power with respect to the shares held by such trust with the other co-trustees, Michael W. Powell and Holly C. Powell Arnold. Also includes 2,975 shares allocated to the account of Mr. Powell under the Powell Industries, Inc. Employee Stock Ownership Plan (see footnote (5) to this table) and 919 shares held in trust for the account of Mr. Powell under the Employees Incentive Savings Plan of the Company. Also includes 13,000 shares of restricted stock issued in connection with the exercise of options by Mr. Powell that are subject to forfeiture if the related option shares are not held for five years or if he leaves employment of the Company, other than for retirement, within five years after receiving the shares. Mr. Powell has sole voting rights but no investment power with respect to such restricted stock.

(2)	Mrs. Powell has sole voting power and sole investment power with respect to 482,969 of such shares. Also includes 245,500 shares held by Testamentary Trust No. 1, of which Mrs. Powell is a co-trustee. Mrs. Powell shares voting and investment power with respect to such shares held by Testamentary Trust No. 1 with J. Suzzanne May, the other co-trustee of such trust. Any act of such co-trustees requires the approval of a majority of them.

(3)	The shares set forth in the table reflect the number of shares owned on September 30, 2003, based on a Schedule 13F dated November 11, 2003 filed by Royce & Associates, LLC, Royce & Associates, LLC owned beneficially 1,311,800 shares of the Common Stock of Powell Industries, Inc.

(4)	The shares set forth in the table reflect the number of shares owned on September 30, 2003, based on a Schedule 13F dated September 30, 2003, filed by Wellington Management Company, LLP, the parent of Wellington Trust Company, NA, Wellington Management Company, LLP owned beneficially 681,400 shares with shared dispositive power over all such shares and shared voting power as to 169,100 of such shares and no voting power as to 314,100 shares.

(5)	The shares set forth in the table reflect the number of shares owned on October 31, 2003 according to the records of the Company. Nationwide Trust Company, as Trustee for the Powell Industries, Inc. Employee Stock Ownership Trust (the “ESOP”), as directed by the administrative committee for the ESOP appointed by the Board of Directors of the Company, votes and disposes of shares not allocated to the accounts of participants, and votes allocated shares as to which no direction is received from the participant. Participants have the right to direct the voting and tender of shares allocated to their accounts. As of January 9, 2004, approximately 358,712 of the shares held by the ESOP were allocated to the accounts of participants.

The following table sets forth, as of January 9, 2004, the number of shares of the Common Stock beneficially owned by each director and nominee for director, each of the executive officers listed in the Summary Compensation Table below, and all executive officers and directors of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Joseph L. Becherer	7,000(2)	*
Eugene L. Butler	8,500(2)	*
James F. Clark	5,000(3)	*
Robert B. Gregory	4,498(4)	*
Don R. Madison	4,000(3)	*
Thomas W. Powell	3,029,756(5)	28.4%
Stephen W. Seale, Jr	14,514(6)	*
Robert C. Tranchon	4,100(3)	*
Ronald J. Wolny	15,873(7)	*
M.M. Zeller	54,888(8)	*
All Executive Officers and Directors as a group (10 persons) ______________________	3,148,129
*	Less than one percent (1%).

(1)	The persons listed have sole voting power and sole investment power with respect to the shares beneficially owned by them, except as otherwise indicated.

(2)	Includes 6,000 shares subject to stock options which are currently exercisable.

(3)	Includes 4,000 shares subject to stock options which are currently exercisable.

(4)	Includes 1,498 shares allocated to Mr. Gregory’s account in the ESOP (see footnote (5) to the preceding table) and 3,000 shares subject to stock options which are currently exercisable.

(5)	See footnote (1) to the preceding table.

(6)	Includes 6,000 shares subject to stock options which are currently exercisable. Also, includes 5,461 shares subject to deferred director’s fees which are available for distribution within 60 days.

(7)	Includes 4,883 shares subject to stock options which are currently exercisable.

(8)	Includes 2,762 shares allocated to Mr. Zeller’s account in the ESOP (see footnote (5) to the preceding table) and 27,370 shares subject to stock options which are currently exercisable. Also includes 2,446 shares of restricted stock issued in connection with the exercise of options by Mr. Zeller that are subject to forfeiture if the related option shares are not held for five years or if he leaves employment of the Company, other than for retirement, within five years after receiving the shares. Mr. Zeller has sole voting rights but no investment power with respect to such restricted stock.

INFORMATION ABOUT THE BOARD OF DIRECTORS

        The following table sets forth for each nominee and for each director whose term of office continues after the Annual Meeting, his name, age, principal occupation and employment for the past five years, offices held with the Company, the date he first became a director, and the date of expiration of his current term as director.

Name	Age	Principal Occupation for Past Five Years (1)	Offices Held With Company	Director Since	Term Expires
Stephen W. Seale, Jr.	64	Owner, Seale Land & Cattle Company	Director	1985	2006
Robert C. Tranchon	63	President and CEO, Reveille Technology, since 1995; President, Chief Executive Officer, and Director of Ansaldo Ross Hill from 1997-2000	Director	2000	2006
James F. Clark	57	Vice President, Square D Corporation from 1989 until his retirement in December 2000	Director	2001	2006
Eugene L. Butler	62	Chairman of the Board, Intercoastal Terminal since 1991	Director	1990	2005
Ronald J. Wolny	64	Vice President, Fluor Daniel, Inc. until his retirement in January 2003	Director	2001	2005
Thomas W. Powell	63	Chairman of the Board, President and Chief Executive Officer of the Company since November 1984	Director, Chairman of the Board, President and Chief Executive Officer (2)	1984	2004
Joseph L. Becherer	61	Senior Vice President, Eaton Corporation, from September 1995 until his retirement in October 1997	Director	1997	2004
_________________________

(1)	None of the corporations listed (other than the Company) is an affiliate of the Company.

(2)	Mr. Powell also serves as a director of each subsidiary of the Company.

        Only the directors who are not employees of the Company or any of its subsidiaries or affiliates are entitled to receive a fee, plus reimbursement of out-of-pocket expenses, for their services as directors. Under the Company’s standard arrangement for compensation of directors, outside directors receive a quarterly retainer of $2,500 and a fee of $2,000 for each board meeting attended. Members of a committee other than the chairman receive a fee of $800 for each committee meeting attended. Committee chairmen receive a fee of $1,250 for each committee meeting attended.

        In 1993, the Company adopted the Powell Industries, Inc. Directors’ Fee Program which permits directors to defer receipt of the directors’ fees to which they would otherwise be entitled and to have such deferred fees allocated to a shadow account as if they were invested in Common Stock of the Company on the date the fees were payable. Then upon expiration of the deferral period or the retirement or death of the director, payment will be made in the form of shares of Common Stock equal to the number of shares in his shadow account (plus any distributions on the Common Stock that were credited to the shadow account).

        The Stockholders voted at the March 16, 2002 meeting to approve the Non-Employee Director Stock Option Plan which supersedes the 2000 Non-Employee Stock Option Plan adopted by the Board of Directors in 2000. The total number of shares of Common Stock reserved under the plan is 100,000 shares. The Plan is administered by the Board of Directors. Eligibility to participate in the Plan is limited to those individuals who are members of the Board of the Company and who are not an employee of the Company or any affiliate of the Company. Options have been issued to each of the non-employee directors to acquire shares of the Company’s common stock in accordance with the terms of the Plan.

        Four meetings of the Board of Directors were held in the last fiscal year. No incumbent director attended fewer than seventy-five percent (75%) of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served. It is the Company’s policy that directors attend the Annual Meeting of Stockholders. At the Annual Meeting of Stockholders on March 7, 2003, all of the Company’s directors at that date were present. Stockholders may communicate with directors of the Company by writing to them at the Company’s headquarters. Communications addressed to the Board of Directors will be reviewed by the Secretary of the Company and directed to them for their consideration.

Nominating Committee

        The Board of Directors has a standing Nominating Committee comprised of Eugene L. Butler, Thomas W. Powell and Ronald J. Wolny. Mr. Butler and Mr. Wolny are independent within the meaning of the NASDAQ Marketplace Rules. The Nominating Committee proposes a slate of directors for election by the Company’s stockholders at each annual meeting and appoints candidates to fill any vacancy on the Board. The Nominating Committee is also responsible for establishing director qualifications and the selection criteria for new directors. The Nominating Committee also recommends to the Board of Directors a slate of directors to serve on each standing committee of the Board and recommends one member of each standing committee to serve as chairman of the committee. During the fiscal year 2003 the Committee met once and acted twice by unanimous consent. The Nominating Committee Charter is attached as Appendix D. The Board of Directors will be meeting immediately following the annual stockholder meeting to, among other things, adopt an amended charter to reflect recent changes in the NASDAQ Marketplace Rules. The Nominating Committee Charter, as so amended, will be available upon written request addressed to the Secretary, Powell Industries, Inc., 8550 Mosley Drive, Houston, Texas 77075.

        The Nominating Committee will consider written recommendations from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary, Powell Industries, Inc., 8550 Mosley Drive, Houston, TX 77075 and accompany it with the following information:

o	all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

o	the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder(s); and

o	appropriate biographical information and a statement as to the qualifications of the nominee.

The written recommendation should be submitted in the time frame described under the caption “Stockholder Proposals” below.

        Nominees for director are selected on the basis of a number of qualifications, including their independence, knowledge, judgment, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. The Nominating Committee initiates the process for identifying and evaluating nominees to the Board of Directors by preparing a slate of candidates who meet the criteria for selection as a nominee and have any specific qualities or skills being sought based on input from members of the Board. The Committee may, to the extent it deems appropriate, engage a third-party search firm and other advisors.

        The Nominating Committee evaluates the candidates by reviewing their biographical information and qualifications, with qualified nominees being interviewed by at least one member of the Committee and the Chief Executive Officer. Members of the Board also have an opportunity to interview qualified nominees. The Nominating Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that a nominee be nominated to fill a directorship with an expiring term. Candidates recommended by the Nominating Committee to fill a directorship with an expiring term are presented to the Board for selection as nominees to be presented for the approval of the stockholders. The Nominating Committee anticipates that a similar process will be used to evaluate nominees recommended by stockholders, but has not yet received a stockholder recommendation for a nominee for director. The Nominating Committee is responsible for appointing new members to the Board to fill the unexpired term of a directorship vacated during the term.

NOMINATING COMMITTEE REPORT

        The Nominating Committee, upon its own recommendation, recommended that the Board nominate Joseph L. Becherer and Thomas W. Powell for re-election as directors, subject to stockholder approval, for a three-year term ending at the annual stockholder meeting in 2007 and has otherwise satisfied its responsibilities under its charter.

        The Nominating Committee of the Board of Directors:

            Thomas W. Powell, Chairman
            Eugene L. Butler
            Ronald J. Wolny

Audit Committee

        The Board of Directors has a standing Audit Committee which met five times during the last fiscal year. The Audit Committee consists of Mr. Butler, Mr. Seale and Mr. Tranchon. The Board of Directors has determined that Mr. Butler is an independent director and qualifies as the “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee has the responsibility to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and its subsidiaries and the sufficiency of the audits of all Company activities. It is the Board’s agent in ensuring the integrity of financial reports of the Company and its subsidiaries, and the adequacy of disclosures to stockholders. The Audit Committee is the focal point for communication between other directors, the independent auditors, internal auditors and management as their duties relate to financial accounting, reporting, and controls. During fiscal 2003, the Board of Directors amended and updated the Audit Committee Charter, which is attached as Appendix E. A copy of the Audit Committee Charter may be obtained at the offices of the Company in Houston, Texas. The current members of the Audit Committee are “independent” as that term is defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. All meetings of the Audit Committee were separate and apart from meetings of the full Board of Directors during fiscal 2003.

AUDIT COMMITTEE REPORT

        The Audit Committee has (1) reviewed the Company’s audited financial statements for fiscal 2003 and discussed them with Management, (2) discussed with the Company’s independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, (3) received written disclosures and a letter from the Company’s independent accountants required by Independence Standards Board Statement No. 1, and (4) discussed the independence of the Company’s accountants with the accountants. Based on the foregoing discussions, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the year ended October 31, 2003.

        The Audit Committee of the Board of Directors:

            Eugene L. Butler, Chairman
            Stephen W. Seale, Jr.
            Robert C. Tranchon

Compensation Committee

        The Board of Directors has a standing Compensation Committee comprised of Mr. Becherer, Mr. Wolny and Mr. Tranchon, all of whom are non-employee directors of the Company. The Compensation Committee, which held three meetings during the last fiscal year, provides oversight on behalf of the full Board on development and administration of the Company’s executive compensation program and each component plan in which officers and directors are eligible to participate. The Compensation Committee also administers the Stock Option Plan, the Director’s Fee Program, Incentive Compensation Plan and the Non-Employee Director Stock Option Plan of the Company.

Code of Ethics

        The Company has adopted a Code of Business Conduct and Ethics that applies to all employees, including its executive officers and directors. A copy of the Company’s Code of Business Conduct and Ethics may be obtained by request through the Investor Relations section of the Company’s website at www.powellind.com or by written request addressed to the Secretary, Powell Industries, Inc., 8550 Mosley Drive, Houston, Texas 77075.

EXECUTIVE OFFICERS

        The following table provides information regarding the executive officers of the Company who are not also a director or a nominee for director. The officers of the Company serve at the discretion of the Board of Directors of the Company.

Name	Age	Since	Position
Don R. Madison (1)	46	2001	Vice President and Chief Financial Officer of Company
M. M. Zeller (2)	65	1990	Vice President of Company and President of Powell Electrical Manufacturing Company ("PEMCO")
Robert B. Gregory	48	2000	Controller of Company
____________________________
(1)	Mr. Madison was appointed Vice President and Chief Financial Officer of the Company by the Board of Directors at its September 7, 2001 meeting which became effective on October 1, 2001. For more than five years prior to joining the Company, Mr. Madison served in several capacities with ABB, Inc. including Vice President of Finance.

(2)	Mr. Zeller was appointed Vice President of the Company by the Board of Directors at its January 18, 2002 meeting which became effective on that date. This appointment is in addition to Mr. Zeller's position as President of PEMCO, a wholly owned subsidiary of the Company.

EXECUTIVE COMPENSATION

        The following table sets forth certain information concerning the compensation of the Chief Executive Officer of the Company, and of the Company's most highly compensated executive officers for the last fiscal year (other than the CEO) whose total annual salary and bonus exceeded $100,000, for each of the Company's fiscal years ending October 31, 2003, October 31, 2002 and October 31, 2001.

Summary Compensation Table

		Annual Compensation		Long Term Compensation Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards (#) (1)	Securities Underlying Options (#)	All Other Compensation ($) (2)
Thomas W. Powell..................... CEO of Company	2003 2002 2001	370,000 354,231 335,000	--- 322,700 256,095	--- 7,000 ---	44,000 --- 42,500	78,729 (3) 57,448 (3) 56,408 (3)
Don R. Madison (4)................... Vice President and CFO of Company	2003 2002 2001	182,000 181,731 14,583	--- 118,000 47,500	--- --- ---	22,000 --- 10,000	15,957 10,048 750
M. M. Zeller......................... Vice President of Company and President of PEMCO	2003 2002 2001	222,602 220,097 210,000	--- 201,600 200,000	--- 1,926 ---	20,000 --- 20,000	9,483 14,500 14,100
Robert B. Gregory.................... Controller of Company ____________________________	2003 2002 2001	115,260 114,815 110,000	--- 53,000 40,695	--- --- ---	7,500 --- 7,500	3,118 5,894 3,300
(1)	As of October 31, 2003, the aggregate number of shares of restricted stock held by named executive officers of the Company was 15,446, and the value of such shares as of such date was $299,343. These officers have the right to receive dividends with respect to such restricted stock awards to the extent dividends are paid generally on the Common Stock. However, the Company has not previously paid dividends and it is not anticipated that dividends will be paid in the immediate future. Such awards were made to these officers in connection with their exercise of stock options granted by the Company, pursuant to a provision in the stock option agreement designed to encourage retention of shares received upon exercise of options.

(2)	The amounts in this column include contributions matched by the Company for the Employees Incentive Savings Plan (401(k) plan), estate planning and automobile allowance.

(3)	In addition to the items noted above, with respect to Mr. Powell, the amounts in this column also include $28,230 for all years for premiums paid by the Company with respect to life insurance for the benefit of Mr. Powell.

(4)	Mr. Madison was appointed Vice President and Chief Financial Officer of the Company by the Board of Directors at its September 7, 2001 meeting and assumed his duties on October 1, 2001.

Option Grants in Last Fiscal Year

Individual Grants					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Number of Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Thomas W. Powell	44,000	14%	15.10	6/29/2010	270,478	630,328
Don R. Madison	22,000	7%	15.10	6/29/2010	135,239	315,164
M. M. Zeller	20,000	7%	15.10	6/29/2010	122,944	286,513
Robert B. Gregory	7,500	2%	15.10	6/29/2010	46,104	107,442

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at October 31, 2003 (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at October 31, 2003 ($) Exercisable/Unexercisable
Thomas W. Powell	---	---	84,840 / 78,960	544,810 / 330,260
Don R. Madison	---	---	4,000 / 28,000	--- / 94,160
M. M. Zeller	---	---	27,370 / 36,000	198,351 / 147,480
Robert B. Gregory	2,000	36,090	3,000 / 13,000	4,569 / 49,865

        Each of the named executive officers is covered by the Company’s Executive Severance Protection Plan, which provides severance pay and other specified benefits upon termination of employment other than for cause (as defined in the Plan) within three years of a change in control of the Company. The benefits payable in such event (grossed up for taxes) are (1) three times the officer’s current annual base salary, plus (2) three times the maximum incentive opportunity for the officer under the Company’s then current Incentive Compensation Plan, plus (3) continuation of medical, dental and life insurance benefits for three years or until the officer is covered under another plan, whichever is earlier.

        Thomas W. Powell is covered by the Company’s Executive Benefit Plan. Pursuant to Mr. Powell’s Executive Benefit Agreement executed under such Plan, he is entitled to the following payments: (1) if he should die while in active employment with the Company, a lump sum benefit of $630,000 payable to his designated beneficiary; (2) upon normal retirement on or after age 65 and the completion of at least ten years of continuous employment, salary continuation payments of $150,000 per year for five years and then $75,000 per year for ten years; (3) upon termination of employment prior to qualifying for normal retirement but after attaining age 55 and the completion of at least ten years of continuous employment with the Company, the salary continuation payments payable upon normal retirement, reduced by 1/2% for each month prior to age 65 that employment is terminated, commencing on the later of the date of retirement or attainment of age 60; and (4) upon a sale of all or substantially all of the property and assets of the Company other than in the usual course of its business, or a merger of the Company wherein the Company is not the surviving corporation, and within two years thereafter Mr. Powell’s employment with the Company is terminated or he resigns following a change of his position to one of less responsibility, Mr. Powell would be entitled to receive salary continuation payments of $150,000 per year for five years and then $75,000 per year for ten years. If Mr. Powell entered into competition with the Company following termination or retirement described in (3) above, he would (a) forfeit all further payments if the competition occurred within 36 months following termination, or (b) not be entitled to any further payments until age 60, if the competition occurred after 36 months following termination.

Equity Compensation Plan Information

        The following table summarizes information about the Company’s equity compensation plans as of October 31, 2003. All outstanding awards relate to the Company’s common stock.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	986,763	$15.06	217,629
Equity compensation plans not approved by security holders(1)................	---	---	---
Total	986,763	$15.06	217,629
____________________________
(1)	In 1993, the Company adopted the Powell Industries, Inc. Directors’ Fee Program (the “Program”). Under the Program, directors may defer receipt of the directors’ fees and have such fees allocated to a shadow account as if they were invested in the Company’s common stock based on the fair market value on the date the fees are payable. Upon expiration of the deferral period elected by the director, or upon death, the shares held in his shadow stock account are distributed, along with any distributions on the Common Stock that were credited to the shadow stock account. As of October 31, 2003, a total of 12,247 shares of Common Stock were held in shadow stock accounts for the directors, with a weighted average price per share of $12.57. The program was not approved by the Company’s stockholders.

Compensation Committee Interlocks and Insider Participation

        During the last fiscal year of the Company, Mr. Becherer, Mr. Wolny and Mr. Tranchon served on the Compensation Committee of the Board of Directors of the Company. None of them has ever served as an officer or employee of the Company or any of its subsidiaries. Also during the last fiscal year, no executive officer of the Company served as a member of the Compensation Committee or Board of Directors of another entity, one of whose executive officers served on the Company’s Board of Directors.

Compensation Committee Report On Executive Compensation

        The Compensation Committee (the “Committee”) of your Board of Directors is pleased to present to the stockholders its annual report on executive compensation. This report summarizes the responsibilities of the Committee, the compensation policy and objectives that guide the development and administration of the executive compensation program, each major component of the program, and the basis on which the compensation for the Chief Executive Officer, corporate officers and other key executives were determined for the fiscal year ended October 31, 2003.

        The Compensation Committee, which held three meetings during the last fiscal year, provides oversight on behalf of the full Board on development and administration of the Company’s executive compensation program and each subcomponent plan under which officers or directors are eligible to participate. The Compensation Committee also administers the Stock Option Plan, Directors’ Fee Program, Incentive Compensation Plan, and the Non-Employee Director Stock Option Plan of the Company.

Executive Compensation Philosophy

        The philosophy of the Committee is that the Company’s executive compensation program should be an effective tool for fostering the creation of stockholder value. The following objectives guide the Committee in its deliberations:

o	Provide a competitive compensation program that enables the Company to attract and retain key executives and Board members.

o	Assure a strong relationship between the performance results of the Company or subsidiary and the total compensation received.

o	Balance both annual and longer performance objectives of the Company.

o	Encourage executives to acquire and retain meaningful levels of Common Stock of the Company.

o	Work closely with the Chief Executive Officer to assure that the compensation program supports the management style and culture of the Company.

        In addition to normal employee benefits, the executive total compensation program includes base salary, annual cash incentive compensation, and longer-term stock based grants and awards.

        Comparisons are made and surveys taken periodically to determine competitive compensation levels and practices for certain benchmark positions in the Company. Such analysis covers a broad group of manufacturing companies and the results are adjusted for differences in factors such as company size and position responsibilities. This comparison group is broader than the published industry index of companies included in the cumulative total return performance graph presented elsewhere in this Proxy Statement because it is more representative of the executive market in which the Company competes for talent and provides a consistent and stable market reference from year to year. Other comparative information from national survey databases, proxy statement disclosures and general trend data provided by compensation consultants is also considered.

        Variable incentives, both annual and longer term, are important components of the program and are used to link pay and performance results. Variable incentive awards and performance standards are calibrated such that total compensation will generally approximate the market 50th percentile when Company performance results are at target levels which approximate the recent historical performance of the Company (subject to certain minimum target levels), and will exceed the 50th percentile when performance exceeds targets. However, changes in the mission and strategy of the Company or certain of its subsidiaries as well as projected profit and growth are also important considerations in the calibration of the Company’s total executive compensation program.

        The Internal Revenue Code (Section 162(m)) imposes a $1,000,000 limit, with certain exceptions, on the deductibility of compensation paid to each of the five highest paid executives. In particular, compensation that is determined to be “performance based” is exempt from this limitation. To be “performance based,” incentive payments must use predetermined objective standards, limit the use of discretion in making awards, and be certified by the Compensation Committee made up of “outside directors.” While the Committee believes that the use of discretion is appropriate in specific circumstances, it believes that the annual incentive compensation and longer term stock plans comply with the provisions of Section 162(m) as “performance based”. It is not anticipated that any executive will receive compensation in excess of this limit during fiscal year 2004. The Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

        Following is a discussion of each of the principal components of the executive total compensation program.

Base Salary

        The base salary program targets the median of the primary comparison group for corporate officers and managers. Since subsidiary presidents generally have a higher incentive opportunity relative to comparable positions in the market, base salaries for subsidiary presidents are targeted somewhat below the market median. Each executive’s base salary is reviewed individually each year. Salary adjustments are based on the individual’s experience and background, performance during the prior year, the general movement of salaries in the marketplace, and the Company’s financial position. Due to these factors, an executive’s base salary may be above or below the target point at any point in time.

Annual Incentive Compensation

        The Company administers an annual incentive plan for its corporate officers and managers, and subsidiary presidents and selected subsidiary managers. The goal of the plan is to reward participants in proportion to the performance of the Company and/or the subsidiary for which they have direct responsibility, and their individual contributions to the Company’s performance.

        The amount of annual incentive compensation each participant is eligible to earn varies based on his potential contribution to the future performance of his subsidiary or the Company. The amount of such compensation actually earned by each participant is based on the actual financial performance of his subsidiary or the Company for the year compared to profit and growth target ranges which are set at the beginning of that year. Historical performance, current mission and strategy, and projected profit and growth capability are considered in setting the targets for each subsidiary and the Company.

Stock Based Compensation

        Stock ownership is encouraged through the use of a stock plan that provides for the grant of stock options and stock awards. Stock option grants are made on a periodic basis (typically every other year) and are based on competitive multiples of base salary. Senior executives typically have a higher multiple and, as a result, have a greater portion of their total compensation linked to the longer term success of the Company. In determining the appropriate grant multiples, the Company targets the market median among publicly held manufacturing companies of similar size. To encourage stock retention, participants who retain the shares obtained through the exercise of an option receive a restricted stock award equal to one additional restricted share for every five option shares retained for five years from the date they were acquired.

Compensation of the Chief Executive Officer

        The Chief Executive Officer, Mr. Thomas W. Powell, participates in the executive compensation program described in this report.

        In establishing the total compensation program for Mr. Powell, the Committee assessed the pay levels for CEOs in similar companies in the manufacturing industry and the profit performance of the Company.

        The Compensation Committee of the Board of Directors:

            Joseph L. Becherer, Chairman
            Ronald J. Wolny
            Robert C. Tranchon

Performance Graph

	1998	1999	2000	2001	2002	2003

POWELL INDUSTRIES, INC	100.00	82.43	118.25	229.08	169.84	209.51
INDUSTRIAL ELECTRICAL EQUIPMENT	100.00	125.82	159.08	90.98	70.48	98.54
NASDAQ MARKET INDEX	100.00	165.06	194.13	97.35	78.33	113.76

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than ten percent stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that all filing requirements applicable to its officers and directors and greater-than ten percent beneficial owners during the 2003 fiscal year were in compliance.

INDEPENDENT AUDITORS

        Deloitte & Touche LLP has served as the principal accountants for the Company for the fiscal year ending October 31, 2003. It is anticipated that the Audit Committee will appoint Deloitte & Touche LLP as independent auditors of the Company for the year ending October 31, 2004. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Prior to the appointment of Deloitte & Touche LLP, Arthur Andersen LLP served as the Company’s principal accountants. The decision to replace Arthur Andersen with Deloitte & Touche was made pursuant to the recommendation of the Company’s Board of Directors and its Audit Committee.

        Andersen’s report on the Company’s financial statements for the two fiscal years ended October 31, 2000 and October 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two fiscal years ended October 31, 2000 and October 31, 2001, and the subsequent interim periods preceding the decision to change independent public accountants, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the Company’s consolidated financial statements for such years. There were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Andersen with a copy of the foregoing disclosures. A letter from Andersen dated May 23, 2002, stating its agreement with these statements is attached to this Proxy Statement as Appendix A. In the years ended October 31, 2000 and October 31, 2001, and through the date hereof, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees

        The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended October 31, 2003 and for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the same fiscal year were $272,000.

Financial Information Systems Design and Implementation Fees

        There were no fees billed by Deloitte & Touche LLP for professional services rendered for information technology services related to financial information systems design and implementation for the fiscal year ended October 31, 2003.

All Other Fees

        The aggregate fees billed by Deloitte & Touche LLP for services other than the services described under “Audit Fees” and “Financial Information Systems Design and Implementation Fees” above, for the fiscal year ended October 31, 2003 were $56,775 which amount included, among other things, fees for general and specific tax work and tax advice, review of the Company’s benefit plans and management advisory services regarding internal and disclosure controls frameworks.

        The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independent auditor’s independence. It is the judgment of the Audit Committee that the level of effort and mix of professional services does not constitute a conflict of interest and therefore does not compromise the auditor’s independence.

OTHER MATTERS

        As of the date of this statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the meeting other than the election of two directors of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the matter.

ANNUAL REPORT

        An Annual Report to Stockholders and an Annual Report on Form 10-K covering the fiscal year of the Company ended October 31, 2003 are enclosed herewith. These reports do not form any part of the material for solicitation of proxies.

STOCKHOLDER PROPOSALS

        Proposals of stockholders to be presented at the Annual Meeting of Stockholders to be held in 2005 must be received at the office of the Secretary of the Company no later than September 30, 2004 in order to be included in the Company’s proxy statement and form of proxy relating to that meeting.

        A stockholder that intends to present business at the 2005 Annual Meeting and has not submitted such proposal by the date set forth above must notify the Secretary of the Company no later than December 3, 2004. If such notice is received after December 3, 2004, then the notice will be considered untimely, and the Company is not required to present such business at the 2005 Annual Meeting.

        All proposals must comply with applicable SEC regulations and the Company's Bylaws as amended to date.

By Order of the Board of Directors /s/ THOMAS W. POWELL Thomas W. Powell Chairman and Chief Executive Officer

Dated: January 15, 2004

APPENDIX A

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (“Agreement”) dated as of ____________________, 2004, is made and entered into by and between Powell Industries, Inc., a Nevada corporation (“Parent”) and Powell Industries (Delaware), Inc., a Delaware corporation (“Subsidiary”).

        WHEREAS, Parent is a corporation organized and existing under the laws of Nevada;

        WHEREAS, Subsidiary is a corporation organized and existing under the laws of Delaware and is a wholly owned subsidiary of Parent;

        WHEREAS, Parent and Subsidiary and their respective Boards of Directors deem it advisable and to the advantage, for the welfare and in the best interests of the corporations and their respective stockholders to merge Parent with and into Subsidiary pursuant to the provisions of Nevada Revised Statutes (“NRS”) and the Delaware General Corporation Law (“DGCL”) upon the terms and conditions set forth in this Agreement;

        NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Parent shall be merged into Subsidiary (the “Merger”) upon the terms and conditions set forth below.

ARTICLE 1
PRINCIPAL TERMS OF THE MERGER

        Section 1.1      Merger. On the Effective Date (as defined in Section 4.1 below), Parent shall be merged into Subsidiary, the separate existence of Parent shall cease and Subsidiary (the surviving entity following the Merger is referred to in this Agreement as the “Surviving Corporation”) shall operate under the name “Powell Industries, Inc.” by virtue of, and shall be governed by, the laws of Delaware. The address of the registered office of the Surviving Corporation in Delaware will be Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be The Corporation Trust Company.

        Section 1.2      Certificate of Incorporation of the Surviving Corporation. The certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

        Section 1.3      Bylaws of the Surviving Corporation. The bylaws of the Surviving Corporation shall be the bylaws of Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

        Section 1.4      Directors and Officers. At the Effective Date of the Merger, the directors and officers of Parent in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

ARTICLE 2
CONVERSION, CERTIFICATES AND PLANS

        Section 2.1       Conversion of Shares. At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

                      (a)        Common Stock. Each share of Parent’s common stock, $0.01 par value per share (“Parent Stock”), issued and outstanding immediately before the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $0.01 par value per share (the “Surviving Corporation Stock”).

                      (b)        Options. Each option to acquire shares of Parent Stock outstanding immediately before the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of Surviving Corporation Stock that is equal to the number of shares of Parent Stock that the optionee would have received had the optionee exercised such option in full immediately before to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each such option shall be equal to the exercise price per share thereunder immediately before the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

                      (c)        Other Rights. Any other right, by contract or otherwise, to acquire shares of Parent Stock outstanding immediately before the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of Surviving Corporation Stock that is equal to the number of shares of Parent Stock that the right holder would have received had the right holder exercised such right in full immediately before the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each such right shall be equal to the exercise price per share thereunder immediately before the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

                      (d)        Subsidiary Stock. Each share of Subsidiary Stock issued and outstanding immediately before the Effective Date of the Merger and held by Parent shall be canceled without any consideration being issued or paid therefor.

        Section 2.2      Stock Certificates. After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of Parent Stock will thereafter be deemed to represent the same number of shares of the same class and series of capital stock of Subsidiary. The holders of outstanding certificates theretofore representing Parent Stock will not be required to surrender such certificate to Parent or the Surviving Corporation.

        Section 2.3      Employee Benefit and Compensation Plans. Employee Benefit and Compensation Plans. At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of Parent provides for the issuance or purchase of, or otherwise relates to, Parent Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Surviving Corporation Stock.

2

ARTICLE 3
TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

        Section 3.1      Effects of the Merger. At the Effective Date of the Merger, the Merger shall have the effects specified in the NRS, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of Parent and Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise vested in Parent and Subsidiary or either of them, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

        Section 3.2      Additional Actions. If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of Parent or otherwise to take any and all such action.

ARTICLE 4
APPROVAL BY STOCKHOLDERS;
AMENDMENT; EFFECTIVE DATE

        Section 4.1      Approval. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of stockholders in accordance with the NRS and the DGCL. As promptly as practicable after approval of this Agreement by stockholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively, in accordance with the laws of Nevada and Delaware. The effective date (“Effective Date”) of the Merger shall be the date on which the Merger becomes effective under the laws of Nevada or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

3

        Section 4.2      Amendments. The Board of Directors of Parent may amend this Agreement at any time before the Effective Date, provided, however, that an amendment made subsequent to the approval of the Merger by the stockholders of Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Parent Stock, (b) alter or change any term of the certificate of incorporation of Subsidiary or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Parent Stock.

ARTICLE 5
MISCELLANEOUS

        Section 5.1      Termination. This Agreement may be terminated and the Merger abandoned at any time before the filing of this Agreement with the Secretary of State of Nevada and the Secretary of State of Delaware, whether before or after stockholder approval of this Agreement, by the consent of the Boards of Directors of Parent and Subsidiary.

        Section 5.2      Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

        Section 5.2      Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

        Section 5.3      Governing Law. This Agreement shall be construed in accordance with the laws of Delaware, except to the extent the laws of Nevada shall apply to the Merger where mandated by the NRS.

4

        IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Agreement to be duly executed on the date set forth above.

POWELL INDUSTRIES, INC.

By:________________________________
Name:______________________________
Title:_______________________________

POWELL INDUSTRIES (DELAWARE), INC.

By:________________________________
Name:______________________________
Title:_______________________________

5

APPENDIX B

CERTIFICATE OF INCORPORATION
OF
POWELL INDUSTRIES (DELAWARE), INC.

1.	The name of the corporation is Powell Industries (Delaware), Inc.

2.	The address of its registered office in Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.	(a) The total number of shares of all classes of stock which the corporation shall have authority to issue is thirty-five million (35,000,000) shares, of which thirty million (30,000,000) shall be shares of common stock, par value $.01 per share, and five million (5,000,000) shall be shares of preferred stock, par value $.01 per share.

(b) Holders of common stock shall have one vote for each share on each matter submitted to a vote of the stockholders of the corporation. Except as otherwise provided by law, by the certificate of incorporation or by resolution or resolutions of the board of directors providing for the issuance of any series of preferred stock, the holders of common stock shall have sole voting power. Subject to all rights of the preferred stock or any series thereof, the holders of common stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise. Upon any liquidation of the corporation, and after holders of preferred stock of each series shall have been paid in full the amounts to which they respectively are entitled or a sum sufficient for such payment in full has been set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of common stock, to the exclusion of holders of preferred stock.

(c) Preferred stock may be issued from time to time in one or more series. The board of directors is hereby expressly granted the authority to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issuance of each such series the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of such series, to the full extent now or hereafter permitted by law. No holders of any series of preferred stock will be entitled to receive any dividends thereon other than those specifically provided for by the certificate of incorporation or the resolution or resolutions of the board of directors providing for the issuance of such series of preferred stock. Upon any liquidation of the corporation, whether voluntary or involuntary, the holders of preferred stock of each series will be entitled to receive only such amount or amounts as will have been fixed by the certificate of incorporation or by the resolution or resolutions of the board of directors providing for the issuance of such series.

5.	The name and mailing address of the incorporator is as follows:

Name Mark W. Eisenbraun	Address 910 Travis, Suite 2400 Houston, Texas 77002
6.	The corporation is to have perpetual existence.

7.	The number of directors constituting the initial Board of Directors is one (1) and the name and address of the person who is to serve as director until the first annual meeting of the shareholders or until his successor is elected and qualified is Thomas W. Powell, P.O. Box 12818, Houston, Texas 77217. The number of directors may hereafter be increased or decreased as provided in the bylaws of the corporation.

8.	In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the bylaws of the corporation.

9.	Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

10.	Meetings of stockholders may be held in Delaware or elsewhere, as the bylaws may provide. The books of the corporation may be kept (subject to any statutory provision) at such place or places, whether in Delaware or elsewhere, as may be designated from time to time by the board of directors or in the bylaws of the corporation.

11.	The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

12.	No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit.

13.	Executed as of December _____, 2003.

________________________________________ Mark W. Eisenbraun

2

APPENDIX C

BYLAWS OF
POWELL INDUSTRIES (DELAWARE), INC.

Adopted by the Board of Directors: December ___, 2003
Effective: December ___, 2003

i

ii

		Page
Section 7.3	Books and Records	15
Section 7.4	Resignations	15
ARTICLE 8	AMENDMENTS	15
Section 8.1	Amendments	15

iii

POWELL INDUSTRIES (DELAWARE), INC.
(a Delaware corporation)
(the “Company”)

BYLAWS

ARTICLE 1
OFFICES

        Section 1.1     Principal Office. The principal office of the Company shall be in Houston, Harris County, Texas.

        Section 1.2     Other Offices. The registered office of the Company shall be at 1209 Orange Street, Wilmington, Delaware 19805.

        Section 1.3     Other Offices. The Company may also have other offices at such places, whether in Delaware or elsewhere, as the Board of Directors may from time to time determine or the business of the Company may require.

ARTICLE 2
STOCKHOLDERS

        Section 2.1     Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Company or any other place, whether in Delaware or elsewhere, as may be designated for that purpose from time to time by the Board of Directors.

        Section 2.2      Annual Meeting. The annual meeting of the stockholders for the purpose of electing directors and for the transaction of any other business to come before such meeting shall be held at such time and on such date in each year as may be determined by the Board of Directors. If the election of directors is not accomplished at the annual meeting of the stockholders, or at any adjournment of such meeting, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon after the annual meeting as may be convenient.

        Section 2.3      Stockholder Proposals and Nominations.

                       (a.)        At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or (iii) brought before the meeting by a stockholder in accordance with this Section 2.3.

                       (b.)        For business to be properly brought before an annual meeting by a stockholder and for nominations by stockholders for the election of directors at an annual meeting, the stockholder must give timely notice of such business or nomination to the secretary of the Company. All notices given pursuant to this Section 2.3 shall be in writing and must be received by the secretary of the Company not less than 90 nor more than 150 days before the anniversary date of the annual meeting of the stockholders for the immediately preceding year. All such notices shall include (i) a representation that the person sending the notice is a stockholder of record and will remain a stockholder of record through the record date for the meeting in which such business or nomination is to be considered, (ii) the name and address of such stockholder, as they appear on the stock transfer books of the Company, (iii) the class and number of the Company’s shares owned beneficially and of record by such stockholder and (iv) a representation that such stockholder intends to appear in person or by proxy at such meeting to make the nomination or move the consideration of other business set forth in the notice.

1

                       (c.)        Notice as to proposals with respect to any business to be brought before the meeting other than the election of directors shall also set forth the text of the proposal, may set forth any statement in support of such proposal that the stockholder wishes to bring to the attention of the Company and shall specify any material interest of such stockholder in such business. The stockholder providing the notice shall also be required to provide such further information as may be requested by the Company to comply with federal securities laws, rules and regulations.

                       (d.)        Notice as to nominations for the election of directors shall include (i) the name(s) of the nominee(s) and the address and principal occupation or employment of each, (ii) a description of all arrangements or understandings between the stockholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (iii) the written consent of each nominee to serve as a director if so elected and (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s) of such stockholder.

                       (e.)        A stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations under such act with respect to stockholder proposals and nominations, including the time periods set forth in such act, rules or regulations for stockholder proposals requested to be included in the Company’s proxy statement for such annual meeting.

                       (f.)        The Company shall be under no obligation to include any stockholder proposal in its proxy statement or otherwise present any such proposal to stockholders at a meeting of stockholders if the Board of Directors believes that the proposing stockholder has not complied with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations under such act, nor shall the Company be required to include in its proxy statement to stockholders any stockholder proposal not required to be included in its proxy statement to stockholders in accordance with the Securities Exchange Act of 1934 and the rules and regulations under such act. The chairman of the meeting shall refuse to acknowledge the nomination of any person or the consideration of any business not made in compliance with the foregoing procedures.

        Section 2.4      Notice of Meeting. Written notice of each meeting of stockholders, stating the place, date and hour of the meeting and, in the case of a special stockholder meeting, the purpose or purposes for which the meeting is called, shall be delivered by or at the direction of the chief executive officer, president, the secretary, an assistant secretary or the persons calling the meeting to each stockholder of record entitled to vote at the meeting not less than ten, or in the event of a merger or consolidation not less than twenty, nor more than sixty days before the date of such meeting either personally or by mail, postage prepaid, addressed to the stockholder at his address appearing on the stock transfer books of the Company. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail. The signing by a stockholder of a written waiver of notice of any stockholders’ meeting, whether before or after the time stated in such waiver, shall be equivalent to the receiving by him of all notice required to be given with respect to such meeting. Attendance by a person at a stockholders’ meeting shall constitute a waiver of notice of such meeting except when a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No notice of any adjournment of any meeting shall be required.

2

        Section 2.5      Special Meetings. Special meetings of the stockholders for any purpose or purposes whatsoever may be called by the chairman of the Board of Directors, the chief executive officer, the president, a majority of the directors or by one or more stockholders holding in the aggregate not less than [thirty percent (30%)] of all the shares entitled to vote at the proposed special meeting. Only business within the purpose or purposes described in the notice of the special meeting of the stockholders may be conducted at the meeting.

        Section 2.6      Quorum.Unless otherwise provided by law, by the Company’s certificate of incorporation or by these bylaws, the holders of a majority of the shares entitled to vote and present in person or represented by proxy shall constitute a quorum for the transaction of business at a meeting of stockholders. When a quorum is present, the stockholders present in person or represented by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any stockholder or the refusal of any stockholder present in person or represented by proxy to vote shall not affect the presence of a quorum at the meeting. The stockholders present in person or represented by proxy at a meeting at which a quorum is not present may adjourn the meeting until such time and place, without notice other than announcement at the meeting, as may be determined by a vote of the holders of a majority of the shares present in person or represented by proxy at that meeting, provided, however, that if the adjournment is for more than thirty days or if a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 2.7      Officers of Meeting.The chairman of the board shall preside at, and the secretary of the Company shall keep the records of, each meeting of stockholders, and in the absence of either such officer, such duties shall be performed by any other officer authorized by these bylaws or, in the absence of any officer authorized by these bylaws, any person appointed by resolution duly adopted at the meeting. The chairman of the meeting shall appoint at least two persons to act as inspectors of election at the meeting.

        Section 2.8      Conduct of Meeting. Meetings of stockholders generally shall follow accepted rules of parliamentary procedure, subject to the following:

                       (a.)        The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of stockholders or part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

                       (b.)        If disorder should arise which prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting. Upon his so doing, the meeting shall immediately be adjourned.

                       (c.)        The chairman may ask or require the removal of anyone not a stockholder of record or a proxy of a stockholder of record not present in person to leave the meeting.

3

        Section 2.9      Voting. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders except to the extent that the Company’s certificate of incorporation or the laws of Delaware provide otherwise. In all matters other than the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter at a meeting at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number is required by law. Directors shall be elected by the holders of a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors. No stockholder shall have the right to cumulate his votes at any election for directors of the Company.

        Section 2.10      Proxies. Each stockholder entitled to vote or execute a consent may do so either in person or by proxy appointed by an instrument in writing executed by such stockholder or by his duly authorized attorney-in-fact. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally.

        Section 2.11      Record Date.

                       (a.)        For the purpose of determining the stockholders (i) entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, (ii) entitled to express consent to corporate action in writing without a meeting, (iii) entitled to receive payment of any dividend or other distribution or allotment of any rights, (iv) entitled to exercise any rights in respect of any change, conversion or exchange of stock or (v) for the purpose of any other lawful action, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed, in any case, sixty days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, the stock transfer books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix, in advance, a date as the record date for such determination of stockholders, which shall not be more than sixty nor less than ten days, or in the case of a merger or consolidation twenty days, before the date on which the meeting will take place or more than sixty days before any other action requiring such determination of stockholders. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as applicable, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this subsection (a), such determination shall apply to any adjournment of such meeting, except where the determination has been made through the closing of the stock transfer records and the stated period of closing has expired.

                       (b.)        For the purpose of determining stockholders entitled to call a special meeting of stockholders pursuant to Section 2.5, the record date shall be the date the first stockholder signs the notice of the meeting.

                       (c.)        Unless a record date shall have previously been fixed or determined pursuant to this Section 2.11, whenever action by stockholders is proposed to be taken by consent in writing without a meeting of stockholders, the Board of Directors may fix a record date for the purpose of determining stockholders entitled to consent to that action. Such record date shall not precede and shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and prior action of the Board of Directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is not required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company as provided in the Delaware General Corporation Law.

4

        Section 2.12      Voting List. The officer or agent having charge of the stock transfer books for shares of the Company shall make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be kept, for a period of ten days before such meeting, on file at the principal place of business of the Company. The list shall be subject to lawful inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder during the whole time of the meeting. Such list shall be prima facie evidence as to who are the stockholders entitled to examine such list or to vote at such meeting of stockholders. Failure to comply with the requirements of this Section 2.12 shall not affect the validity of any action taken at such meeting.

        Section 2.13      Consent of Absentees. No defect in the calling or giving notice of a stockholder meeting will affect the validity of any action at the meeting if a quorum was present and if each stockholder not present in person or represented by proxy signs a written waiver of notice, consent to the holding of the meeting or approval of the minutes, either before or after the meeting, and such waivers, consents or approvals are filed with the corporate records or made a part of the minutes of the meeting.

        Section 2.14      Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice or call and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. The written consent shall be filed with the minutes of the proceedings of the stockholders. The Company shall give prompt notice of the taking of the corporate action without a meeting by less than unanimous consent to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in the Delaware General Corporation Law.

5

ARTICLE 3
DIRECTORS

        Section 3.1      Powers. The directors of the Company shall act only as a board, and an individual director shall have no power as such. The Board of Directors shall manage and direct the business and affairs of the Company, except as otherwise provided in the Delaware General Corporation Law or the Company’s certificate of incorporation.

        Section 3.2      Number, Tenure and Qualification. The number of directors of the Company shall be seven and may be increased to no more than fifteen or decreased to no fewer than three by resolution of the Board of Directors. Directors shall hold office for a term of three years and shall serve until the expiration of such director’s term and thereafter until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in number of directors shall shorten the term of any incumbent director. The Board of Directors shall be divided into three classes of directors, each class to be as nearly equal in number as possible. Directors need not be residents of Delaware nor stockholders of the Company. Further qualifications shall be established by resolution of the Board of Directors or in the charter governing the nominating committee of the Board of Directors and shall include such qualifications as may be necessary to ensure compliance with applicable federal securities law and, during any period in which the Company’s shares are listed on a stock exchange or with a registered securities association or other self-regulatory organization, the listing standards of such stock exchange, registered securities association or other self-regulatory organization.

        Section 3.3      Vacancies. Any vacancy occurring in the Board of Directors, including a vacancy occurring by reason of an increase in the number of directors, may be filled by a majority of the remaining directors, although less than a quorum, or by a sole remaining director. Subject to the terms of Section 2.3, the stockholders may, at an annual meeting of the stockholders, fill any vacancy occurring in the Board of Directors not filled by the directors. A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office. A vacancy shall be deemed to exist by reason of the death, resignation, failure or refusal to act by the person elected, upon the failure of stockholders to elect directors to fill the unexpired term of directors removed in accordance with the provisions of these bylaws or upon an increase in the number of directors by resolution of the Board of Directors or amendment of these bylaws.

        Section 3.4      Removal. Any director of the Company may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

        Section 3.5     Regular Meetings. Regular meetings of the Board of Directors shall be held, without call or notice, immediately following each annual meeting of the stockholders of the Company and at such other times as the Board of Directors may determine.

        Section 3.6     Special Meetings. Special meetings of the Board of Directors may be called for any purpose at any time by the chairman of the board, the president or any two directors. Written notice of special meetings, stating the time and, in general terms, the purpose or purposes of such meeting, shall be mailed, sent by telecopy or delivered personally to each director at his usual business or residence address so that such notice is received not later than the day before the date of the meeting. The signing of a written waiver of notice of any special meeting by the person entitled to such notice, whether before or after the meeting, shall be deemed timely receipt of such notice. Attendance of a director at a meeting shall also constitute a waiver of notice of such meeting, except where a director attends a meeting for the express and announced purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

6

        Section 3.7     Place of Meetings. All meetings of the Board of Directors shall be held at the principal office of the Company or at such place in Delaware or elsewhere as may be designated from time to time by resolution of the Board of Directors or by written consent of all of the directors.

        Section 3.8     Chairman of the Board. The Board of Directors shall elect a chairman of the board from among the directors to preside at meetings of the Board of Directors.

        Section 3.9     Secretary of the Board. The secretary of the Company shall be the secretary of the Board of Directors and shall act as secretary of the meetings of the Board of Directors, recording the minutes of all such meetings. If the secretary of the Company is not available, then the chairman of the board may appoint a person, who need not be a director or officer of the Company, to serve as secretary of the meeting.

        Section 3.10     Quorum. A majority of the number of directors fixed by or in accordance with these bylaws shall be necessary to constitute a quorum for the transaction of business, except to adjourn the meeting as provided in Section 3.12 below or as provided in Section 3.3 above. Every act or decision done or made by a majority of the directors present at a meeting at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number is required by law.

        Section 3.11     Action Without Meeting or by Telephone. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as a unanimous vote of the directors if before or after such action all directors shall sign a written consent to such action. Such written consent shall be filed with the minutes of the proceedings of the Board of Directors. The directors may participate in a meeting of the Board of Directors by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where participation is for the express purpose of objecting to the transaction of business at the meeting on the ground that the meeting is not lawfully called or convened.

        Section 3.12     Adjournment. A quorum of directors may adjourn any meeting of the Board of Directors to a subsequent date and time. Notice of the date, time and place of holding an adjourned meeting shall be given to each absent director and to all directors if the date, time or place is not fixed at the meeting adjourned. In the absence of a quorum, a majority of the directors present at any meeting of the Board of Directors, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

        Section 3.13     Presumption of Assent. A director of the Company who is present at a meeting of the Board of Directors in which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be written in the minutes of the meeting or unless he shall file his written dissent to such action or abstention with respect to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent or abstention by registered or certified mail to the secretary of the Company immediately after the adjournment of the meeting. Such right to dissent or abstain shall not apply to a director who voted in favor of such action.

7

        Section 3.14     Compensation. Directors and members of committees of the Board of Directors may receive such compensation, if any, for their services and such reimbursement for expenses in connection with such service as may be fixed or determined by resolution of the Board of Directors or by the Compensation Committee, subject to ratification by the Board of Directors.

        Section 3.15     Consent of Absentees. No defect in the calling or noticing of a meeting of the Board of Directors will affect the validity of any action at the meeting if a quorum was present and if each director not present signs a written waiver of notice, consent to the holding of the meeting or approval of the minutes, whether before or after the meeting, and such waivers, consents or approvals are filed with the corporate records or made a part of the minutes of the meeting.

        Section 3.16     Committees. The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more members of the Board of Directors to constitute one or more committees of the Board of Directors, including without limitation an executive committee, an audit committee, a compensation committee and a nominating committee. Each committee shall have and may exercise such powers in the management of the business and affairs of the Company as the Board of Directors may determine by resolution and specify in the respective resolutions appointing them, subject to such restrictions as may be contained in the certificate of incorporation or imposed by law. Such committee or committees shall have such name or names as may be determined from time to time by resolutions adopted by the Board of Directors. A majority of the members of any such committee may fix its rules of procedure, determine its actions and fix the time and place, in Delaware or elsewhere, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall provide otherwise by resolution. The Board of Directors shall have the power to change the membership of any such committee at any time, to fill vacancies on the committee and to disband any such committee for any reason at any time. Each committee shall keep regular minutes of its proceedings and report such proceedings to the Board of Directors when required. The proceedings of each committee shall be placed in the minute book of the Company. Unless otherwise specifically provided by law or the Board of Directors, any action required or permitted to be taken at a meeting of a committee may be taken without a meeting if a consent in writing, setting forth the actions so taken, is signed by all members of the committee. Such consent shall have the same force and effect as a unanimous vote at an actual meeting. The executed consent shall be placed in the minute book of the Company. Members of a committee may participate in a meeting of the committee by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where participation is for the express purpose of objecting to the transaction of business at the meeting on the ground that the meeting is not lawfully called or convened. Except as otherwise specifically provided by the Board of Directors, any committee shall have the power to appoint a subcommittee from among its members and to delegate to any such subcommittee any of its powers, duties and functions.

ARTICLE 4
OFFICERS

        Section 4.1     Title. The officers of the Company shall be a president, a vice president, a secretary and a treasurer. The officers of the Company may also include, as the Board of Directors shall from time to time determine, a chairman of the board, a chief executive officer, a chief operating officer, a chief financial officer and other officers and assistant officers. Any two or more offices may be held by the same person.

8

        Section 4.2     Election. The officers of the Company to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal as provided in these bylaws. The Board of Directors may delegate to any officer or committee the power to appoint any officers, other than the chief executive officer, president, chief operating officer, vice president, secretary, chief financial officer or treasurer, subcommittees or agents, to specify their duties and to determine their compensation.

        Section 4.3     Removal. Any officer or agent may be removed, either with or without cause, by a majority of the directors then in office at any regular or special meeting of the Board of Directors or by any committee or officer upon whom such power of removal may be conferred by the Board of Directors. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

        Section 4.4     Vacancies. If the office of the chief executive officer, chief operating officer, president, secretary, chief financial officer or treasurer becomes vacant for any reason, including the refusal, failure or other inability of the holder of such office to perform the duties of such office, the Board of Directors shall elect a successor who shall hold office for the unexpired term thereof and until such officer’s successor is elected and qualified. Any vacancy in any other office for any reason may be filled by appointment of the chief executive officer or president, subject to ratification by the Board of Directors.

        Section 4.5     Chief Executive Officer. The chief executive officer of the Company shall in general, subject to the control of the Board of Directors, supervise and control all business and affairs of the Company. The chief executive officer shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time. Within this authority and in the course of such duties, the chief executive officer shall, in the absence of the chairman of the board, preside at meetings of the stockholders.

        Section 4.6     President. The president of the Company shall in general, subject to the control of and in cooperation with the chief executive officer, supervise and control the business and affairs of the Company and exercise the general powers and management of the Company. The president shall perform such other duties as may be prescribed by the Board of Directors from time to time. Within this authority and in the course of such duties, the president shall (a) sign, with the secretary or other proper officer of the Company thereunto authorized by the Board of Directors or these bylaws, certificates for shares of the Company, unless the Board of Directors shall by resolution determine otherwise, (b) appoint and remove, employ and discharge and prescribe the duties and fix the compensation of all agents and employees of the Company other than the duly appointed officers, subject to the approval of the Board of Directors, and control all of the officers, agents and employees of the Company, subject to the direction of the Board of Directors, (c) in the absence or inability or refusal to act of the chief executive officer, or if the Board of Directors has not elected a chief executive officer or the office is otherwise vacant, assume the duties incident to the office of chief executive officer and (d) if the Board of Directors has not elected a chief operating officer, perform the duties of the chief operating officer.

9

        Section 4.7     Chief Operating Officer. The chief operating officer of the Company shall, subject to the control of the president, have the day-to-day supervision, direction and control of the business and the officers of the Company and such other powers and duties as may be prescribed by the Board of Directors or these bylaws. Within this authority and in the course of such duties, the chief operating officer shall (a) agree upon and sign such deeds, mortgages, bonds, contracts and other obligations in the name of the Company and otherwise take such actions as the ordinary conduct of the Company’s business may require, unless the Board of Directors shall by resolution determine otherwise, and (b) in the absence or inability or refusal to act of the president, or if the office of president is vacant, assume the duties incident to the office of president.

        Section 4.8     Vice President. In the absence of the chief operating officer, or in the event of his death, inability to act or refusal to act, or, if the Board of Directors has not elected a chief operating officer, in the absence of the president, or in the event of his death, inability to act or refusal to act, a vice president designated by the Board of Directors shall perform the duties of the president and when so acting shall have all of the powers of and be subject to the restrictions upon the president. In the absence of a designation by the Board of Directors of a vice president to perform the duties of the chief operating officer or the president, as applicable, or if the designated vice president is unable or unwilling to act, the vice president who is present and who has served longest as a vice president of the Company shall so act. The vice president shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

        Section 4.9     Secretary. The secretary shall (a) sign, with the president or other proper officer of the Company thereunto authorized by the Board of Directors or these bylaws, certificates for shares of the Company, (b) attest and keep at the principal office of the Company the original or a copy of these bylaws as then amended or otherwise altered, (c) keep, or cause to be kept, the minutes of the meetings of the stockholders, the Board of Directors and the committees of the Board of Directors, including all consents in lieu thereof, all notices of meetings, all waivers thereof and such other corporate documents as the Board of Directors may direct, in one or more books provided for that purpose, (d) sign or attest such documents as may be required by law or the business of the Company, affixing the seal of the Company to such documents when authorized by the Board of Directors to do so or as may otherwise be proper and necessary, (e) duly give, or cause to be duly given, all notices in accordance with these bylaws or as may be required by law, (f) have charge and oversight of the stock certificate books, transfer books and stock ledgers and such other books and papers of the Company as the Board of Directors may direct and (g) in general, perform all duties and exercise all powers incident to the office of the secretary and such other duties and powers as the Board of Directors may from time to time assign to the secretary. In the absence, inability to act or refusal to act of the secretary, an assistant secretary or the treasurer or any other officer thereunto authorized by the president, vice president or Board of Directors may perform the functions of the secretary.

        Section 4.10     Chief Financial Officer. The chief financial officer shall, subject to the control of the Board of Directors, (a) be custodian of the financial records of the Company, (b) analyze, monitor and present results of financial operations to the Board of Directors, the chief executive officer and the president and otherwise as directed by the Board of Directors, (c) design, establish and administer or cause to be designed, established and administered an integrated financial reporting system with appropriate internal controls, (d) ensure compliance with all applicable federal laws and regulations governing the financial reporting obligations of the Company, (e) conduct periodic internal reviews of financial reporting policies, procedures and systems and (f) have the general powers and duties usually vested in a chief financial officer and such other powers and duties as may be prescribed by the Board of Directors.

10

        Section 4.11     Treasurer. The treasurer shall (a) have charge of and be responsible for all securities, funds, receipts and disbursements of the Company, (b) shall deposit or cause to be deposited in the name of the Company all monies or valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority granted by the Board of Directors, (c) keep full and accurate records of all receipts and disbursements of the Company and (d) have the general powers and duties usually vested in a treasurer and such other powers and duties as may be from time to time be prescribed by the Board of Directors.

        Section 4.12     Assistant Officers. Any assistant secretary or assistant treasurer appointed by the Board of Directors shall have power to perform, and shall perform, all duties incumbent upon the secretary or treasurer of the Company, respectively, subject to the general direction of such respective officers, and shall perform such other duties as these bylaws may require or the Board of Directors may prescribe.

        Section 4.13     Salaries. The salaries or other compensation of the officers shall be fixed from time to time (a) by the Board of Directors or (b) by the compensation committee, subject to ratification by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that such officer is also a director of the Company.

        Section 4.14     Bonds of Officers. The Board of Directors may secure the fidelity of any officer of the Company by bond or otherwise, on such terms and with such surety or sureties, conditions, penalties or securities as shall be deemed proper by the Board of Directors.

        Section 4.15     Delegation. The Board of Directors may delegate temporarily the powers and duties of any officer of the Company, in such officer’s absence or for any other reason, to any other officer, and may authorize the delegation by any officer of the Company of any of such officer’s powers and duties to any agent or employee, subject to the general supervision of such officer.

ARTICLE 5
INDEMNIFICATION

        Section 5.1     Mandatory Indemnification. Each person who at any time is or was a director or officer of the Company, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise (all such persons entitled to indemnification hereunder being referred to as “Indemnitees”), whether the basis of a Proceeding is alleged action in such person’s official capacity or in another capacity while holding such office, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law or any other applicable law as may from time to time be in effect (but, in the case of any amendment of an existing statute or enactment of a new statute, only to the extent that such amendment or new statute permits the Company to provide broader indemnification rights than law existing before such amendment or enactment permitted the Company to provide), against all expense, liability and loss (including without limitation court costs and attorney fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection with a Proceeding, if a majority of disinterested directors, the stockholders or independent legal counsel through a written opinion determines that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and in a criminal Proceeding, such person had no reasonable cause to believe his conduct was unlawful. Such indemnification shall continue as to a person who has ceased to be a director or officer of the Company or a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise, and shall inure to the benefit of such person’s heirs, executors and administrators. The Company’s obligations under this Section 5.1 include without limitation the convening of any meeting and the consideration at such meeting of any matter which is required by statute to determine the eligibility of any person for indemnification.

11

        Section 5.2     Prepayment of Expenses. Expenses incurred by a director or officer of the Company in defending a Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding to the fullest extent permitted by, and only in compliance with, the Delaware General Corporation Law or any other applicable federal or state laws as may from time to time be in effect, including without limitation any provision of the Delaware General Corporation Law which requires, as a condition precedent to such expense advancement, the delivery to the Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director is not entitled to be indemnified under Section 5.1 or otherwise. Repayments of all amounts so advanced shall be upon such terms and conditions, if any, as the Company’s Board of Directors deems appropriate.

        Section 5.3     Vesting. The Company’s obligation to indemnify and to prepay expenses under Sections 5.1 and 5.2 shall arise, and all rights granted to the Company’s directors and officers hereunder shall vest, at the time of the occurrence of the transaction or event to which a Proceeding relates, or at the time that the action or conduct to which such Proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such Proceeding is first threatened, commenced or completed (and whether arising out of a transaction or event occurring before or after adoption of this Article 5). Notwithstanding any other provision of the certificate of incorporation or bylaws of the Company, no action taken by the Company subsequent to the adoption of this Article 5, either by amendment of the certificate of incorporation of the Company or these bylaws or otherwise, shall diminish or adversely affect any rights to indemnification or prepayment of expenses granted under Sections 5.1 and 5.2 which shall have become vested as aforesaid before the date that such amendment or other corporate action is effective or taken, whichever is later.

        Section 5.4     Enforcement. If a claim under Section 5.1 and/or Section 5.2 is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit in a court of competent jurisdiction against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition when the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law or other applicable law to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. The failure of the Company (including its Board of Directors, independent legal counsel or stockholders) to have made a determination before the commencement of such suit as to whether indemnification is proper in the circumstances based upon the applicable standard of conduct set forth in the Delaware General Corporation Law or other applicable law shall neither be a defense to the action nor create a presumption that the claimant has not met the applicable standard of conduct. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.

12

        Section 5.5     Nonexclusive. The indemnification provided by this Article 5 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any statute, the Company’s certificate of incorporation, other provisions of these bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

        Section 5.6     Permissive Indemnification. The rights to indemnification and prepayment of expenses which are conferred on the Company’s directors and officers by Sections 5.1 and 5.2 may be conferred upon any employee or agent of the Company or other person serving at the request of the Company if, and to the extent, authorized by the Board of Directors.

        Section 5.7     Insurance. The Company shall have power to purchase and maintain insurance, at its expense, on behalf of any Indemnitee against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Company’s certificate of incorporation, the provisions of this Article 5, the Delaware General Corporation Law or other applicable law.

ARTICLE 6
CERTIFICATES

        Section 6.1     Share Certificates. Certificates in the form determined by the Board of Directors and these bylaws shall be delivered representing all shares to which stockholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Company as they are issued. Each certificate shall state on its face the holder’s name, the number and class of shares, the par value of shares or a statement that such shares are without par value and such other matters as may be required by law. Such certificates shall be signed by the chief executive officer, president or a vice president, and by the secretary or an assistant secretary, of the Company and may be sealed with the seal of the Company or imprinted or otherwise marked with a facsimile of such seal. If a certificate is countersigned by a transfer agent or registered by a registrar (either of which is other than the Company or an employee of the Company), the signature of any officer may be represented by a printed facsimile thereof. If any officer whose signature, or a facsimile thereof, shall have been set upon any certificate shall cease, before the issuance of such certificate, to occupy the position in right of which his signature, or facsimile thereof, was so set upon such certificate, the Company may nevertheless adopt and issue such certificate with the same effect as if such officer occupied such position as of such date of issuance, and issuance and delivery of such certificate by the Company shall constitute adoption thereof by the Company.

13

        Section 6.2     Issuance and Payment.

                       (a.)        Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

                       (b.)        The consideration for the issuance of shares shall consist of any tangible or intangible benefit to the Company, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Company. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.

                       (c.)        Upon receipt of consideration in the form of cash, services performed, personal property, real property or leases thereof at least to the extent of the amount determined to be capital under the Delaware General Corporation Law and if there is a promissory note or other binding obligation for any balance remaining, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable. The consideration received for shares shall be allocated by the Board of Directors, in accordance with the Delaware General Corporation Law, between stated capital and capital surplus accounts.

        Section 6.3     Replacement of Certificates. The Company shall issue a new certificate to replace any certificate for shares previously issued if the registered owner of the certificate (a) furnishes an affidavit that the certificate has been lost, destroyed or stolen, (b) requests the issuance of a new certificate before the Company has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim, (c) assents to such terms, conditions and guaranties as the Board of Directors may see fit to impose or gives a bond in such form and with such surety or sureties, with fixed or open penalty, as the Board of Directors may direct to indemnify the Company (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate and (d) satisfies any other reasonable requirements imposed by the Board of Directors. When a certificate has been lost, apparently destroyed or stolen, and the holder of record fails to notify the Company within a reasonable time after he has notice of it, and the Company registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record shall be precluded from making any claim against the Company for the transfer or for a new certificate.

        Section 6.4     Registration of Transfer. The Company shall register the transfer of a certificate for shares presented to it for transfer if (a) the certificate is properly endorsed by the registered owner or by his duly authorized attorney, (b) the signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange and reasonable assurance is given that such endorsements are effective, (c) the Company has no notice of an adverse claim or has discharged any duty to inquire into such a claim and (d) any applicable law relating to the collection of taxes has been complied with.

        Section 6.5     Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents or registrars of the shares, or both, and may require all stock certificates to bear the signature of a transfer agent or registrar, or both.

        Section 6.6     Holder of Record. The Company shall be entitled to treat the holder of record of any shares as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares on the part of any other person, including without limitation a purchaser, assignee or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Company shall have either actual or constructive notice of the interest of such other person.

14

        Section 6.7     Stockholder’s Change of Name or Address. Each stockholder shall promptly notify the secretary of the Company, at its principal business office, by written notice sent by certified mail, return receipt requested, of any change in name or address of the stockholder from that as it appears upon the official list of stockholders of record of the Company. The secretary of the Company shall then enter such changes into all affected Company records, including without limitation the official list of stockholders of record.

ARTICLE 7
MISCELLANEOUS

        Section 7.1     Contracts. The chief executive officer and president shall have the power and authority to execute, on behalf of the Company, contracts or instruments in the usual and regular course of business, and in addition the Board of Directors may authorize any officer or officers or agent or agents of the Company to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors or by these bylaws, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or in any amount.

        Section 7.2     Corporate Seal. The corporate seal, if any, shall be in such form as the Board of Directors shall approve, and such seal, or a facsimile thereof, may be impressed on, affixed to or in any manner reproduced upon instruments of any nature required to be executed by officers of the Company.

        Section 7.3     Books and Records. The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

        Section 7.4     Resignations. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the president or secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

ARTICLE 8
AMENDMENTS

        Section 8.1     Amendments. These bylaws may be altered, amended or repealed or new bylaws adopted as set forth in the certificate of incorporation.

15

APPENDIX D
NOMINATING COMMITTEE CHARTER

        WHEREAS, the Board of Directors of Powell Industries, Inc. has resolved to maintain a standing committee designated the Nominating Committee, and

        WHEREAS, it is the intent of the Board in recognition of its responsibilities to reaffirm and ratify the Statement of Duties and Responsibilities of the Nominating Committee,

        THEREFORE, BE IT RESOLVED THAT,

AUTHORITY

        The Nominating Committee is granted the authority to perform each of the specific duties listed under “Specific Duties” in this Charter. In addition, the Chairman of the Board may from time to time direct specific assignments to the Nominating Committee.

        The Committee is granted the authority to engage a search firm and other advisors, as it deems necessary to carry out its duties. The Committee is required to notify the Board of Directors of any intent to retain consultants.

RESPONSIBILITY

        The Nominating Committee is responsible in assisting the Board of Directors in fulfilling its responsibility to enhance the independence and quality of the Company’s Board. The Committee will evaluate and establish the minimum qualifications for Board members. The Committee is also responsible for determining the selection criteria of prospective candidates to ensure the Board has and maintains the appropriate mix of experience and skills to fulfill its responsibilities.

COMPOSITION

        The Nominating Committee shall be composed of not less than three Directors who are qualified and of which all but one must be independent. Committee members will not be considered independent if they, or any family member of the director, have during the past three years been employed by, or have had a business relationship with, Powell Industries, Inc., its executives or an affiliate of Powell Industries, Inc. other than board services. A single non-independent director is permitted to serve on the Committee provided the individual is an officer of the Company who owns or controls more than 20% of the Company’s voting securities.

        Appointment to the Committee shall be made annually at the Board meeting following the Annual Shareholders’ Meeting. Appointments to the Committee and selection of the Committee Chairman shall be made by the Nominating Committee with approval by the Board and recorded in the Minutes of the Board of Directors.

MEETING

        The Committee shall hold at least one meeting annually to select director nominees for the next annual meeting of shareholders, directors to serve on all Board committees, and Chairmen for each committee of the Board of Directors. As many additional meetings as necessary to complete their assigned duties shall be scheduled during the year.

1

ATTENDANCE

        All members of the Committee should be present at all Committee meetings. All members of the Board of Directors may attend any Nominating Committee meeting. The Chairman will designate any absences as “excused” or “unexcused” in the minutes of the meeting. The report of attendance will reflect presence or absence without reference to whether or not the absence is excused.

MINUTES

        Minutes of each meeting will be prepared and distributed to all members of the Board of Directors. The permanent file of the Minutes will be maintained by the Secretary of the Corporation.

SPECIFIC DUTIES

        The Nominating Committee is responsible for identifying individuals qualified to become Board members. It is the Committee’s responsibility to establish director qualifications and selection criteria for new directors. The Committee is also responsible for maintaining the Rules of Tenure for members of the Board of Directors.

        The Nominating Committee may establish sub-committees to meet with prospective Board candidates.

        The Nominating Committee is responsible for selecting director nominees for election by the shareholders to fill directorships with expiring terms. The Committee is also responsible for appointing new members to the Board to fill unexpired terms of directorships vacated during the term.

        Annually, the Nominating Committee will recommend to the Board of Directors a slate of directors to serve on each standing committee of the Board. The Nominating Committee will also recommend one member of each standing committee to serve as chairman. Appointments of committee members and their chairmen shall be approved by the Board at the meeting following the Annual Shareholders’ meeting and recorded in the Minutes of the Board of Directors. The Nominating Committee is responsible for filling Committee vacancies which may occur during the course of the year.

        Annually, the Nominating Committee shall review its own charter and report the results of that review and any recommendations to the Board of Directors.

REPORTS

        At each meeting of the Board of Directors the Committee Chairman shall present an oral report of activities and the status of any ongoing studies or evaluations.

        The Nominating Committee shall prepare and approve the Nominating Committee Report to be included in the Company’s Proxy Statement stating that it has satisfied the responsibilities under this Charter.

2

BOARD ACTION

        By motion unanimously approved, the Board of Directors adopted this Resolution of March 7, 2003.

________________________________________________ Thomas W. Powell Chairman ________________________________________________ Don R. Madison Secretary

3

APPENDIX E
AUDIT COMMITTEE CHARTER

        WHEREAS, the Board of Directors of Powell Industries, Inc. has since its inception maintained a standing committee designated the Audit Committee, and

        WHEREAS, it is the intent of the Board in recognition of its responsibilities to reaffirm and ratify the Statement of Duties and Responsibilities of the Audit Committee,

        THEREFORE, BE IT RESOLVED THAT,

AUTHORITY

        The Audit Committee is granted the authority to perform each of the specific duties listed under “Specific Duties” in this Charter, upon direction of the Board of Directors to investigate any activity of the Company and to engage independent counsel and other advisers, as it deems necessary to carry out its duties. In addition, the Chairman of the Board may from time to time direct specific assignments to the Audit Committee. All employees and consultants are directed to cooperate as requested by members of the Committee to assist the Committee in fulfilling its responsibilities. The Committee is required to notify the Board of Directors of any intent to retain consultants.

        The specific duties of the Audit Committee are listed below; however, if extraordinary circumstances indicate a requirement for the Audit Committee to assume additional duties the Audit Committee has the full authority to act on its own authority.

RESPONSIBILITY

        The Audit Committee has the responsibility to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and all subsidiaries and the sufficiency of the audits of all Company activities. It is the Board’s agent in ensuring the integrity of financial reports of the Corporation and its subsidiaries, and the adequacy of disclosures to shareholders. The Audit Committee is the focal point for communication between other Directors, the independent auditors, internal auditors, and management as their duties relate to financial accounting, reporting and controls.

        The Audit Committee is responsible for ensuring its receipt from the outside auditors a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1, and that the Audit Committee is also responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full Board take, appropriate action to ensure the independence of the outside auditors.

        The Audit Committee is responsible for inquiring of management and determining that adequate internal control systems and policies are in place to control business and financial reporting risks.

COMPOSITION OF AUDIT COMMITTEE

        The Audit Committee shall be composed of not less than three Directors who are qualified and independent. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise. Committee members are independent, if they have not for the past three years been employed by, or currently have a significant business relationship with, Powell Industries, Inc., its executives or an affiliate of Powell Industries, Inc.

1

        Appointment to the Committee shall be made annually at the Board meeting following the Annual Shareholders’ Meeting. Appointments to the Committee and selection of the Committee Chairman shall be made by the Nominating Committee with approval by the Board and recorded in the Minutes of the Board of Directors. The Nominating Committee is responsible for filling committee vacancies which may occur during the course of the year.

MEETING

        The Committee shall hold quarterly meetings and as many additional meetings as necessary to complete its assigned duties. The quarterly meetings are to be scheduled to review quarterly financial results and to review the quarterly reports prior to release.

ATTENDANCE

        All members of the Committee should be present at all meetings. All members of the Board of Directors may attend any Audit Committee meeting. The Chairman will designate any absences as “excused” or “unexcused” in the minutes of the meeting. The report of attendance will reflect presence or absence without reference to whether or not the absence is excused. The Chairman may request that members of management, the Director of Internal Audit and representatives of the independent accountants be present.

MINUTES

        Minutes of each meeting will be prepared and distributed to all members of the Board of Directors. The permanent file of the Minutes will be maintained by the Secretary of the Corporation.

SPECIFIC DUTIES

        The Audit Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer, shall perform an annual review of performance of the independent accounting firm or firms and recommend to the Board of Directors the firm or firms to be selected for examination of the financial statements of the Corporation and its subsidiaries. The recommendation shall include the scope of the audit and the estimated fees to be paid.

        The Audit Committee shall review and approve the recommendation of management for the scope of the annual audit.

        The Audit Committee shall review and approve management’s recommended Annual Report to the Shareholders, and the annual financial statements, including all financial discussions and disclosures.

        The Audit Committee shall review with the independent public accountants the recommendations included in the management letter and the informal observance, competence and adequacy of the financial, accounting, and internal audit control procedures of the Corporation and its subsidiaries. On the basis of this review the Audit Committee shall make recommendations to the Board for any changes which seem appropriate.

2

        The Audit Committee shall review with the independent public accountants and financial management of the Company the disposition of the recommendation(s) from the previous audits.

        The Audit Committee shall make an independent determination whether any professional services to be provided by the public accounting firm would adversely affect the independence of the firm and its ability to render impartial review and judgment.

        The Audit Committee shall determine by interview with the public accounting firm if there were restrictions imposed by management on the scope of conduct of any audit or examination.

        The Audit Committee shall consult with general counsel, corporation financial management, and the independent accountants to confirm compliance with public law and accounting practices relating to financial reports of the Corporation and its subsidiaries, the absence of conflicts of interest of Directors and officers, and compliance with the provisions of the Foreign Corrupt Practices Act.

        The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, and auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        Annually, the Audit Committee shall review its own charter and report the results of that review and any recommendations to the Board of Directors.

        In its role as part of corporate governance, the Audit Committee is not expected to provide any expert or special assurances as to the Company’s financial statements or any professional certifications as to the work of management, internal auditors or independent auditors.

REPORTS

        At each meeting of the Board of Directors the Committee Chairman shall present an oral report of activities and the status of any ongoing studies or investigations.

        The Audit Committee shall prepare and approve an Audit Committee Report to be included in the Company’s Proxy Statement stating that it has satisfied the responsibilities under this Charter.

ANNUAL REVIEW

        This Charter was revised by the Audit Committee in February 2003 to ensure compliance with Section 301, “Public Company Audit Committees” of Sarbanes-Oxley Act of 2002.

        The Audit Committee shall include in its standing agenda for the February meeting a self-assessment of skill requirements (including financial literacy and independence). The results of that self-assessment and any skill enhancement plans or issues will be reported to the Board of Directors.

3

BOARD ACTION

        By motion unanimously approved, the Board of Directors adopted this Resolution on March 7, 2003.

________________________________________________ Thomas W. Powell Chairman of the Board ________________________________________________ Don R. Madison Secretary

4